SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): March 10, 2005 (March 4, 2005)

                              FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    1-8831                  22-2572390
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)


                                (908) 604-8686
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 4, 2005 Fedders North America, Inc., a wholly-owned subsidiary of Fedders Corporation (the "Company"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Islandaire, Inc., Island Metal Fabricating, Inc. (together, "Islandaire")and Robert E. Hansen, Jr., the sole shareholder and founder of Islandaire, to purchase 80% of the common stock of Islandaire for approximately $16 million in cash and Series A Cumulative Preferred Stock (the "Preferred Stock") and Common Stock (the "Common Stock") of the Company.

As part of the Stock Purchase Agreement, the Company issued 257,484 shares of Preferred Stock to Robert E. Hansen Jr. and 100,000 shares of Common Stock, which will be distributed among 22 key employees of Islandaire upon achievement of certain performance goals to be established. The Company issued the shares of Preferred Stock and Common Stock without registration pursuant to Section 4(2) of the Securities Act of 1933.


ITEM 7.01. REGULATION FD DISCLOSURE.

The following information is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 7, 2005, the Company issued a press release announcing the closing of the transaction contemplated by the Stock Purchase Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.


Exhibit No.    Description
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99.1           Press Release issued by Fedders Corporation, dated March 7,
               2005.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FEDDERS CORPORATION


                                                By: /s/ Kent E. Hansen
                                                    ---------------------------
                                                    Kent E. Hansen
                                                    Executive Vice President

Dated:  March 10, 2005


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                                 Exhibit Index


Exhibit Number    Description
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99.1              Press Release issued by Fedders Corporation, dated March 7,
                  2005.